ReliaStar Life Insurance Company

and its

Separate Account N

VOYA ADVANTAGE VASM

Supplement Dated September 30, 2025 to the

Contract Prospectus and Updating Summary Prospectus,

each dated May 1, 2025, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”) and updating summary prospectus (“summary prospectus”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectus.

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NOTICE OF IMPORTANT INFORMATION

ABOUT PROPOSED FUND REORGANIZATIONS

On May 15, 2025, the Board of Directors of Voya Investors Trust (the “Board”) approved proposals to reorganize each Disappearing Portfolio with and into the following “Surviving Fund” (each, a “Reorganization” and together, the “Reorganizations”):

Disappearing Portfolios	Surviving Fund
Voya Large Cap Value Portfolio VY® T. Rowe Price Equity Income Portfolio	Voya Large Cap Value Fund (a series of Voya Equity Trust)

Each proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganizations is expected to be mailed to the Disappearing Portfolios’ shareholders on or about November 7, 2025, and a combined shareholder meeting is scheduled to be held on or about January 6, 2026. The Disappearing Portfolios will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganizations is obtained, it is expected that the proposed Reorganizations will take place on or about February 6, 2026 (the “Closing Date”).

If shareholders of the Disappearing Portfolios approve the proposed Reorganizations, from the close of business on January 23, 2026 through the close of business on February 6, 2026, the Disappearing Portfolios will be in a “transition period” during which time the Disappearing Portfolios’ holdings will, to the extent necessary, be aligned with those of the Surviving Fund. During this time, the Disappearing Portfolios may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolios are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolios may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolios. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

X.100209-25B	September 2025

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold shares of the Surviving Fund.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

This supplement supersedes the information in the July 25, 2025 supplement related to these fund reorganizations.

X.100209-25B	September 2025